CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-210186 on Form N-1A of our reports dated October 24, 2023, relating to the financial statements and financial highlights of FT Vest Buffered Allocation Defensive ETF (formerly known as FT Cboe Vest Buffered Allocation Defensive ETF), FT Vest Buffered Allocation Growth ETF (formerly known as FT Cboe Vest Buffered Allocation Growth ETF), FT Vest International Equity Buffer ETF – March (formerly known as FT Cboe Vest International Equity Buffer ETF – March), FT Vest Nasdaq-100® Buffer ETF – March (formerly known as FT Cboe Vest Nasdaq-100® Buffer ETF – March), FT Vest International Equity Buffer ETF – June (formerly known as FT Cboe Vest International Equity Buffer ETF – June), FT Vest Nasdaq-100® Buffer ETF – June (formerly known as FT Cboe Vest Nasdaq-100® Buffer ETF – June), FT Vest International Equity Buffer ETF – September (formerly known as FT Cboe Vest International Equity Buffer ETF – September), FT Vest Nasdaq-100® Buffer ETF – September (formerly known as FT Cboe Vest Nasdaq-100® Buffer ETF – September), FT Vest International Equity Moderate Buffer ETF – December (formerly known as FT Cboe Vest International Equity Buffer ETF – December), FT Vest Nasdaq- 100® Buffer ETF – December (formerly known as FT Cboe Vest Nasdaq- 100® Buffer ETF – December), FT Vest Fund of Buffer ETFs (formerly known as FT Cboe Vest Fund of Buffer ETFs), FT Vest Fund of Deep Buffer ETFs (formerly known as FT Cboe Vest Fund of Deep Buffer ETFs ) and FT Vest Fund of Nasdaq-100® Buffer ETFs (formerly known as FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs), appearing in the Annual Reports on Form N-CSR for First Trust Exchange-Traded Fund VIII as of and for the year/period ended August 31, 2023, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Information for Investors in the European Economic Area (“EEA”) Only”, “Miscellaneous Information” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 29, 2023